                                                                    EXHIBIT 99.1



              TENNECO AUTOMOTIVE INC. AND CONSOLIDATED SUBSIDIARIES
                           STATEMENTS OF INCOME (LOSS)
                                    Unaudited
                          THREE MONTHS ENDED MARCH 31,
                  (Millions except share and per share amounts)

                                                  2004                     2003
                                               ----------               ----------
Net sales and operating revenues               $    1,034(a)            $      921
                                               ==========               ==========
Costs and Expenses
  Cost of Sales (exclusive of
    depreciation shown below)                         830(b)                   743(d)
  Engineering, Research and Development                17                       19
  Selling, General and Administrative                 109(a)(b)(c)              88
  Depreciation and Amortization of
    Other Intangibles                                  45                       39
    Total Costs and Expenses                        1,001                      889
                                               ==========               ==========
Other Income (Loss)                                    --                       (1)
                                               ----------               ----------
Income (Loss) before Interest Expense,
  Income Taxes, and Minority Interest
  North America                                        30(a)(b)(c)              28(d)
  Europe                                               (3)(b)(c)                (1)(d)
  Other                                                 6(c)                     4
                                               ----------               ----------
                                                       33                       31
Less:
  Interest expense (net of interest
    capitalized)                                       35                       31
  Income tax expense (benefit)                         (1)                      (2)(e)
  Minority interest                                     1                        1
                                               ----------               ----------
Net income (loss)                              $       (2)              $        1
                                               ==========               ==========
Average common shares outstanding:
  Basic                                              40.9                     40.1
                                               ==========               ==========
  Diluted                                            43.5                     40.9
                                               ==========               ==========
Earnings (loss) per share of common stock:
  Basic                                        $    (0.05)              $     0.02
                                               ==========               ==========
  Diluted                                      $    (0.05)              $     0.02
                                               ==========               ==========

----------

(a) Includes changeover costs for a new aftermarket customer of $6 million pre-tax, $3 million after-tax or $0.08 per share. Of the adjustment $4 million is recorded in Sales and $2 million is recorded in SG&A. Geographically all of the charge is recorded in North America.

(b) Includes restructuring and restructuring related charges of $5 million pre-tax, $3 million after tax or $0.07 per share. Of the adjustment $2 million is recorded in SG&A and the remaining $3 million is in cost of sales. Geographically, $2 million is recorded in North America and $3 million in Europe.

(c) Consulting fees indexed to stock price of $3 million pre-tax, $2 million after-tax or $0.05 per share. The entire charge is recorded in SG&A. Geographically $1 million of the charge is recorded in North America, Europe and Other respectively.

(d) Includes restructuring related charges of $5 million pre-tax, $2 million after-tax or $0.07 per share. The entire charge is recorded in cost of sales. Geographically, $3 million is recorded in North America and $2 million in Europe.

(e) Includes a $3 million or $0.08 per share tax benefit related to the resolution of outstanding tax issues.

              TENNECO AUTOMOTIVE INC. AND CONSOLIDATED SUBSIDIARIES
                                  BALANCE SHEET
                                   (Unaudited)
                                   (Millions)




                                                MARCH 31, 2004       DECEMBER 31, 2003
                                              ------------------     ------------------
Assets

   Cash and Cash Equivalents                  $              149     $              145
   Receivables, Net                                          512                    442
   Inventories                                               367                    343
   Other Current Assets                                      203                    175
   Investments and Other Assets                              602                    579
   Plant, Property, and Equipment, Net                     1,079                  1,111
                                              ------------------     ------------------
   Total Assets                               $            2,912     $            2,795
                                              ==================     ==================
Liabilities and Shareholders' Equity

   Short-Term Debt                            $               18     $               20
   Accounts Payable                                          692                    621
   Accrued Taxes                                              25                     19
   Accrued Interest                                           39                     42
   Other Current Liabilities                                 234                    191
   Long-Term Debt                                          1,408                  1,410
   Deferred Income Taxes                                     125                    119
   Deferred Credits and Other Liabilities                    297                    292
   Minority Interest                                          21                     23
   Total Shareholders' Equity                                 53                     58
                                              ------------------     ------------------
   Total Liabilities and Shareholders'
     Equity                                   $            2,912     $            2,795
                                              ==================     ==================

              Tenneco Automotive Inc. and Consolidated Subsidiaries
                             Statement of Cash Flows
                                   (Unaudited)
                                   (Millions)



                                                                      THREE MONTHS ENDED
                                                                           MARCH 31,
                                                                  --------------------------
                                                                     2004            2003
                                                                  ----------      ----------
Operating activities:
  Net income (loss)                                               $       (2)     $        1
  Adjustments to reconcile income (loss) to net cash provided
   (used) by operating activities -
     Depreciation and amortization                                        45              39
     Deferred income taxes                                                (9)             (7)
     Changes in components of working capital -
      (Inc.)/dec. in receivables                                         (70)            (49)
      (Inc.)/dec. in inventories                                         (27)            (12)
      (Inc.)/dec. in prepayments and other current assets                (26)             (6)
      Inc./(dec.) in payables                                             79              78
      Inc./(dec.) in taxes accrued                                         5              (4)
      Inc./(dec.) in interest accrued                                     (2)             11
      Inc./(dec.) in other current liabilities                            15             (18)
     Other                                                                 5               3
                                                                  ----------      ----------
Net cash provided (used) by operating activities                          13              36
Investing activities:
  Net proceeds from sale of assets                                        11               1
  Expenditures for plant, property & equipment                           (25)            (26)
  Investments and other                                                   (1)             (1)
                                                                  ----------      ----------
Net cash provided (used) by investing activities                         (15)            (26)
                                                                  ----------      ----------
Net cash provided (used) before financing activities                      (2)             10
Financing activities:
  Issuance of common and treasury shares                                   3              --
  Retirement of long-term debt                                            (2)            (24)
  Net inc./(dec.) in short-term debt excluding current
   maturities on long-term debt                                           (2)             21
  Other                                                                    1              --
                                                                  ----------      ----------
Net cash provided (used) by financing activities                          --              (3)
                                                                  ----------      ----------
Effect of foreign exchange rate changes on cash and cash
  equivalents                                                              6              (3)
                                                                  ----------      ----------
Inc./(dec.) in cash and cash equivalents                                   4               4
Cash and cash equivalents, January 1                                     145              54
                                                                  ----------      ----------
Cash and cash equivalents, March 31                               $      149      $       58
                                                                  ==========      ==========
Cash paid during the period for interest                          $       37      $       20
Cash paid during the period for income taxes                      $        3      $       11